UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-8747
Chartwell Dividend and Income Fund, Inc.
(Exact name of registrant as specified in charter)

1235 Westlakes Drive, Suite 400
Berwyn, PA 19312
(Address of principal executive offices) (Zip code)
BNY Mellon
400 Bellevue Parkway
Wilmington, DE 19809
Attn: Closed-End Department
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-610-296-1400
Date of fiscal year end: November 30, 2010
Date of reporting period: November 30, 2010

Item 1. Reports to Stockholders.
CHARTWELL DIVIDEND AND INCOME FUND, INC. ANNUAL REPORT TO SHAREHOLDERS DATED NOVEMBER 30, 2010 Chartwell Investment Partners www.chartwellip.com

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Investment Objectives & Strategy (unaudited)
The Chartwell Dividend and Income Fund’s (the “Fund”) primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.
Common Stock
The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.
High-Yield Corporate Bonds
High-yield bonds are non-investment grade corporate debt obligations rated “Ba1” or lower by Moody’s Investors Service, Inc. or “BB+” or lower by Standard and Poor’s Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.
On January 4, 2001, the Fund filed a definitive proxy statement for a special meeting of shareholders to be held on January 31, 2011, to seek approval of a new investment agreement between the Fund and Bexil Advisers LLC (“Bexil Advisers”). In the event that shareholders approve a new investment management agreement appointing Bexil Advisers as the Fund’s investment adviser, Bexil Advisers intends to gradually shift the Fund’s direct investments in high yield fixed income securities to closed-end funds that may hold such securities. Bexil Advisers will not invest Fund assets in any closed-end funds managed by Bexil Advisers or its affiliates. An investment in a closed-end fund involves substantially the same risks as investing directly in the underlying instruments that the fund holds. Investments in shares of other closed-end funds are also affected by risks and duplication of fees similar to those of ETFs described below under “Investment in Securities Issued by Other Investment Companies.” In addition, in the case of leveraged closed-end funds, their share price and net asset value may fluctuate to a greater extent and be more volatile than un-leveraged closed-end funds.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
Convertible Securities
The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock’s performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.
Covered Call Options
The Fund is permitted to write (i.e., sell) covered call options on equity securities (including Exchange Traded Funds) or on stock indexes. The Fund may cover call options by: (i) owning the same security or, in the case of options on a stock index, a portfolio of stock substantially replicating the movement of the index underlying the call option until the option is exercised or expires; (ii) segregating cash or other liquid assets with the Fund’s Custodian in an amount equal to the current market value of the call option; or (iii) other methods consistent with applicable laws, rules and regulations.
The writing of call options involves some investment analysis and risks that are different from those associated with securities transactions in common stocks. Options can seek to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Writing options to seek to increase income in the Fund involves the risk of net loss (after receiving the option premium) if the investment adviser is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the investment adviser is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions.
Investment in Securities Issued by Other Investment Companies
The Fund is permitted to invest in shares of other investment companies, including exchange traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. ETF shares are listed and traded on stock exchanges at market prices. An investment in other investment companies involves the risk in that the price of the shares can fluctuate up or down. Consequently, the Fund could lose money investing

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
in another investment company if the prices of the securities owned by the investment company decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading.
The Fund will bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase the Fund’s expenses and decrease returns.
Temporary Investments
Temporary investments can be made for defensive purposes in response to adverse market, economic, political or other conditions, pending investment of the proceeds of sales of portfolio securities, or at other times when suitable investments are not available. In addition to money market mutual funds and cash, the Fund is permitted to temporarily invest without limit in: debt securities issued by the U.S. Government, its agencies or instrumentalities; commercial paper (rated “A-2” or better by S&P or “P-2”or better by Moody’s, similarly rated by another comparable rating agency or, if not so rated, of comparable quality as determined by the Fund’s Manager); certificates of deposit or bankers’ acceptances; or repurchase agreements with respect to any of the foregoing investments. The Fund is also permitted to borrow up to 5% of its total assets for temporary purposes.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Dear Shareholders (unaudited),
Stock market performance for the fiscal year ended November 30, 2010 was erratic but ended up solidly. The S&P 500 Index returned 9.94% and the Merrill Lynch High Yield Cash Pay Index returned 16.69%, while for the same period, the Chartwell Dividend and Income Fund’s market return, including reinvested dividends, was 28.17% and the Net Asset Value (NAV) return was 14.55%, also including the reinvestment of dividends. We were pleased with the performance of the Fund’s portfolio during the year. These results are discussed in greater detail later in this report. Through various portfolio transactions made during the period, we believe the portfolio was strengthened while remaining positioned for an economic recovery. Some of these changes are discussed in the fixed income and equity sections of this report.
This annual period was fairly volatile with two powerful stock market rallies of greater than 15% as measured by the S&P 500 Index, which were partially offset by one significant decline of almost 16% and several smaller reversals in the Index. The rallies were fueled by strengthening corporate profits, accommodative monetary policy, a forward look to the mid-term elections, and a number of economic indicators showing that the nascent economic recovery is continuing to gain momentum. The declines were mostly driven by fears of a possible significant slowing of the Chinese economy, a possible double dip in the US economy, and concerns over the Eurozone’s sovereign debt and banking industry issues. Overall, with the S&P 500 Index returning 9.94% for the annual period, the liquidity available in the markets combined with the powerful rally in corporate profits, appear to us to have overcame the fears of possible economic weakness.
After closing the Fund’s fiscal year on November 30, 2010 with a slight retreat, the S&P 500 Index had one of its strongest Decembers in history, up 6.68% on data showing healthy retail sales during the holiday shopping season. This left the Index at levels last seen just prior to Lehman’s collapse. As the stock market is a forward looking indicator, it appears to be counting on a continuation of the economic recovery. In general, we are in agreement and we believe that the economy will be on better footing in 2011. In our opinion, this improvement will come from, among other things, continued low interest rates, continued global economic improvement, a slow return to job growth as companies begin to hire employees to meet demand, and a steep yield curve helping the banking industry. The main question for investors is: will this economic recovery be sustainable or will rising commodity prices, large governmental budget deficits, and a possible double-dip in housing derail the modest economic growth we have seen over the last year? We will continue to closely monitor the economy and markets and will endeavor to make appropriate adjustments in the Fund’s portfolio.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
The above commentary represents management’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Sincerely,

Winthrop S. Jessup
Chairman
Chartwell Dividend and Income Fund

Bernard P. Schaffer	Andrew S. Toburen
Portfolio Manager	Portfolio Manager
Portfolio Management Team

Bernard P. Schaffer	Andrew S. Toburen	Christine F. Williams
Portfolio Manager	Portfolio Manager	Portfolio Manager
Equity	Fixed Income	Fixed Income

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
How did the Fund perform during the fiscal year ended November 30, 2010?
For the fiscal year ended November 30, 2010, the Fund’s market return was 28.17% including dividends reinvested. The Fund’s net asset value (NAV) return including dividends reinvested was 14.55%. The market, as measured by the S&P 500 Index, returned 9.94% (including dividends) for the period having recovered over 85% from its lows on March 9, 2009.
The Merrill Lynch High Yield Cash Pay Index returned 16.7% for the year ended November 30, 2010. The high yield market’s spread to Treasury (or risk premium) compressed 119 basis points to finish the period at 525 basis points, as seen in the graph below. The yield on the Merrill Lynch High Yield Cash Pay Index declined from 9.6% at the start of the period to 8.05% by the end of November. Stabilizing economic data, lower default rates, and investor’s thirst for ‘yield’ were some of the factors that drove up prices for high yield bonds.
(See description of Benchmark indices on page 13.)
What factors contributed to the Fund’s performance?
The equity portion of the Fund returned 15.15% due to several factors. The Fund has been positioned towards the more cyclical parts of the market which performed very well this year. As can be seen below, while all sectors within the S&P 500 Index, except Financials, had solidly positive returns, four sectors of the S&P 500 Index performed significantly better than the Index itself. Two of these four were highly cyclical sectors (Industrials and Consumer Discretionary) while two sectors were plays on higher yielding stocks (REITs and Telecom Services). The Technology sector was the largest drag on performance. While the Fund was underweight in Consumer Discretionary, the stock selection was led by a gain of 116% in the stock of The Limited Brands, Inc. During the year, we added significantly to the Industrials weighting making it the largest relative sector overweight in the portfolio and stock selection within this group was strong. The Fund was slightly overweight in Telecom Services which was beneficial while being slightly underweight in Utilities.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
(See description of Benchmark indices on page 13.)

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
The fixed income portion of the Fund returned 14.39% for the year ended November 30, 2010. Top performing bond positions in the Fund include U.S. Corrugated, a New Jersey-based manufacturer of containerboard and corrugated boxes, and WireCo Worldgroup, a Missouri-based manufacturer of wire and synthetic rope. In general, the financial, banking and transportation sectors outperformed, and the cable, healthcare and utility sectors underperformed, as seen in the graph below.
What changes were made to the portfolio during the fiscal year?
The equity portion of the portfolio made some sizeable changes during the period. Reductions were made in the Energy, Financials and Healthcare sectors, while Industrials, Technology and Materials saw significant increases in weighting.
Much of the trading in the fixed income portion of the Fund was centered on selling positions that had reached our price targets and redeploying capital in new bonds that, in our opinion offered better relative values. We exited positions in AES Corporation, a global utility, Aramark Services, a food services company, and Virgin Media, a U.K.-based cable company, among others. New bond investments during the year included Cedar Fair, a regional amusement park company, Equinix, Inc., an operator of internet business exchange centers, and Niska Gas Storage US LLC, a natural gas storage company, among others.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
How did the Fund trade relative to its Net Asset Value (NAV) during the fiscal year?
As of November 30, 2010 the Fund was trading at a closing price of $4.23, which was a 2.5% discount to its NAV of $4.34. In comparison, at November 30, 2009, the Fund was trading at a closing price of $3.65, which was a 12.9% discount to its NAV of $4.19. Throughout the fiscal year ended November 30, 2010, the Fund traded between a 1.4% to 14.2% discount to its NAV.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
How is the Fund positioned at the close of the fiscal year?
As of November 30, 2010, the percentage of the Fund’s total investments held in equities and fixed income was 59.7% and 39.3%, respectively, with 1.0% in cash. In the Equity portion of the portfolio, the Fund continues to be overweight in high quality, higher dividend paying securities with a leaning towards more cyclical companies. As shown below, securities related to the Industrials sector represent the largest sector allocation relative to the Index. The Industrials weight has been increased as the economic recovery has firmed. Technology and Consumer Discretionary are the largest underweights within the portfolio at November 30, 2010.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
The primary goal of the Fund’s fixed income investments is to contribute a stable income stream to support the Fund’s monthly distribution. At the end of the fiscal year, approximately 97% of the Fund’s bond investments were rated either ‘single-B’ or ‘double-B’ and the largest individual bond position represented 1.2% of the Fund’s total assets. As of the close of the fiscal year ended November 30, 2010, the fixed income portion of the Fund was conservatively positioned versus the overall high yield market and well diversified.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
What are the top 10 equity holdings by percentage of total investments?
TOP 10 EQUITIES BY PERCENTAGE OF TOTAL INVESTMENTS
(As of November 30, 2010)

		% of Total
Ticker	Security	Investments
SO	Southern Company	2.8%
ETP	Energy Transfer Partners LP	2.1%
LTD	Limited Brands, Inc.	2.1%
CAT	Caterpillar, Inc.	1.8%
MMM	3M Company	1.8%
OXY	Occidental Petroleum Corporation	1.7%
MET	MetLife, Inc.	1.6%
HPQ	Hewlett-Packard Company	1.6%
KBE	SPDR KBW Bank	1.6%
AVP	Avon Products, Inc.	1.5%
Definition of the Comparative Indices
S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Merrill Lynch High Yield Cash Pay Index is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Utilization of Leverage (unaudited)
Until recently the Fund utilized leverage through the issuance of commercial paper. Effective April 26, 2010, the Fund replaced its commercial paper program with a line of credit up to $25 million and has borrowed $20 million on the line to pay down the remaining commercial paper and to borrow for investment purposes. The Fund’s portfolio securities have been pledged as collateral to secure this loan. The line bears a variable interest rate equal to the 1-month LIBOR Market Index Rate plus 0.90% and an annual commitment fee of 0.10% on the unused balance. The Fund has the ability to leverage to a maximum of 33% of the Fund’s gross assets, measured at the time of incurrence of the loan. As of November 30, 2010, the Fund had borrowed $20 million on the line of credit.
Borrowing for investment purposes creates an opportunity of increased return, but at the same time, involves special risk considerations. Borrowing increases the likelihood of greater volatility of net asset value and market price of the Fund’s common stock. To the extent that the return that the Fund earns on the securities purchased with borrowed monies exceeds the interest paid, the net asset value of the Fund’s shares (and the return of the Fund) will increase to a greater extent than would otherwise be the case. Conversely, if the return that the Fund earns on the additional securities purchased fails to cover the interest incurred on the monies borrowed, the net asset value of the Fund (and the return of the Fund) would be lower than if borrowing had not been used. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s stockholders. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure the loan decline in value, the Fund may be required to pledge additional funds in the form of cash or securities to the lender to avoid liquidation of those pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the investment adviser’s ability to sell the pledged securities is limited by the terms of the loan, which may reduce its investment flexibility over the pledged securities. In addition, the rights of the lender to receive payments of interest on and repayments of principal will be senior to the rights of the Fund’s stockholders. Successful use of a borrowing strategy may depend on the investment adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.
To illustrate these concepts, assume a fund’s common stock capitalization of $100 million and the borrowing under a line of credit for an additional $20 million, creating a total value of $120 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. In this example, the Fund pays interest on the $20 million loan based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $120 million earns the income based on long-term interest rates.
In this case, the interest paid on the loan is significantly lower than the income earned on the Fund’s long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the common stock will be reduced or eliminated completely. At the same time, the market value on the Fund’s common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the common stock’s NAV will reflect the full decline in the price of the portfolio’s investments, since the amount of the Fund’s outstanding loan does not fluctuate. In addition to the decline in net asset value, the market value of the Fund’s common stock may also decline.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Schedule of Investments
Asset Class Weightings (unaudited)†:

†	Percentages are based on total net assets of $73,322,466.

Total Investments including leverage are $93,299,241.

	Number of	Market
	Shares	Value
Common Stock—74.0%
Aerospace & Defense—2.7%
Honeywell International, Inc.	25,000	$1,242,750
United Technologies Corporation	10,000	752,700

		1,995,450

Air Freight & Logistics—1.0%
United Parcel Service, Inc., Class B	10,000	701,300

Banks—1.9%
JPMorgan Chase & Company	36,800	1,375,584

Basic Industry—4.1%
Dow Chemical Company	30,000	935,400
EI du Pont de Nemours & Company	20,000	939,800
PPG Industries, Inc.	15,000	1,169,400

		3,044,600

Beverages—2.2%
Coca-Cola Company	15,000	947,550
PepsiCo, Inc.	10,000	646,300

		1,593,850

Commercial Services & Supplies—0.7%
Waste Management, Inc.	15,000	513,750

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Schedule of Investments (continued)

	Number of	Market
	Shares	Value
Common Stock (continued)
Communications Equipment—0.6%
QUALCOMM, Inc.	10,000	$467,400

Computers & Peripherals—2.4%
Hewlett-Packard Company	35,000	1,467,550
International Business Machines Corporation	2,000	282,920

		1,750,470

Electrical Equipment—1.5%
Emerson Electric Company	20,000	1,101,400

Energy—7.9%
Energy Transfer Partners LP (A)	39,000	1,976,130
Enterprise Products Partners LP (A)	20,000	841,600
Exxon Mobil Corporation	20,000	1,391,200
Occidental Petroleum Corporation	18,160	1,601,167

		5,810,097

Financial—9.6%
ACE Limited	20,000	1,170,400
Apollo Investment Corporation	50,000	528,000
Horizon Technology Finance Corporation	20,000	297,200
Invesco Limited	30,000	652,200
Lincoln National Corporation	50,000	1,194,000
MetLife, Inc.	40,000	1,526,000
Newco Star Asia Financial Limited SPV *† (B)(C)(D)	15,000	40,050
NYSE Euronext	25,000	683,000
Solar Capital Limited	34,634	813,207
Star Asia Financial Limited *† (B)(C)	46,169	160,206

		7,064,263

Food, Beverage & Tobacco—2.2%
Altria Group, Inc.	30,000	720,000
Kraft Foods, Inc., Class A	10,000	302,500
Philip Morris International, Inc.	10,000	568,900

		1,591,400

Healthcare—6.5%
Abbott Laboratories	30,000	1,395,300
Bristol-Myers Squibb Company	55,000	1,388,200
See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Schedule of Investments (continued)

	Number of	Market
	Shares	Value
Common Stock (continued)
Healthcare (continued)
Merck & Company, Inc.	20,000	$689,400
Pfizer, Inc.	80,000	1,303,200

		4,776,100

Industrial Conglomerates—3.8%
3M Company	20,000	1,679,600
General Electric Company	70,000	1,108,100

		2,787,700

IT Services—0.4%
Paychex, Inc.	10,000	285,400

Leisure Equipment & Products—0.5%
Mattel, Inc.	15,000	387,600

Machinery—2.3%
Caterpillar, Inc.	20,000	1,692,000

Multiline Retail—1.7%
JC Penney Company, Inc.	10,000	332,700
Target Corporation	16,000	911,040

		1,243,740

Personal Products—1.9%
Avon Products, Inc.	50,000	1,428,000

Real Estate Investment Trusts—3.1%
Annaly Mortgage Management, Inc.	52,900	962,251
MFA Mortgage Investments, Inc.	138,000	1,124,700
ProLogis	15,000	195,150

		2,282,101

Semiconductors & Semiconductor Equipment—2.8%
Intel Corporation	40,000	844,800
Microchip Technology, Inc.	35,000	1,176,350

		2,021,150

Software—1.0%
Microsoft Corporation	30,000	756,300

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Schedule of Investments (continued)

	Number of
	Shares/
	Principal	Market
	Amount	Value
Common Stock (continued)
Specialty Retail—2.7%
Limited Brands, Inc.	58,300	$1,962,961

Telecommunications—4.4%
AT&T, Inc.	45,000	1,250,550
Frontier Communications Corporation	128,600	1,170,260
Verizon Communications, Inc.	25,000	800,250

		3,221,060

Transportation—1.8%
General Maritime Corporation	105,000	401,100
Nordic American Tanker Shipping	10,000	258,700
Seaspan Corporation	50,000	634,000

		1,293,800

Utilities—3.6%
Southern Company	70,000	2,640,400

Wireless Telecommunication Services—0.7%
Vodafone Group PLC ADR	20,000	501,200

Total Common Stock (cost $49,661,377)		54,289,076

EXCHANGE TRADED FUND—2.0%
SPDR KBW Bank	65,000	1,446,250

Total Exchange Traded Fund (cost $871,731)		1,446,250

PREFERRED STOCK—0.0%
Financial—0.0%
Solar Cayman Limited *† (B)	80,000	26,400

Total Preferred Stock (cost $604,763)		26,400

CORPORATE NOTES/BONDS—50.0%
Aerospace & Defense—0.7%
DynCorp International, Inc.† 10.375%, 07/01/17	$500,000	510,000

Banks—0.7%
PHH Corporation† 9.250%, 03/01/16	500,000	515,000

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Schedule of Investments (continued)

	Principal	Market
	Amount	Value
Corporate Notes/Bonds (continued)
Basic Industry—4.7%
Aquilex Holdings LLC 11.125%, 12/15/16	$500,000	$505,000
Cascades, Inc. 7.750%, 12/15/17	500,000	526,250
H&E Equipment Services, Inc. 8.375%, 07/15/16	675,000	681,750
Tower Automotive Holdings USA LLC† 10.625%, 09/01/17	300,000	323,625
United Rentals North America, Inc. 10.875%, 06/15/16	270,000	307,800
WireCo WorldGroup† 9.500%, 05/15/17	1,000,000	1,086,875

		3,431,300

Building Materials—1.1%
Gibraltar Industries, Inc. 8.000%, 12/01/15	840,000	831,600

Cable Television—3.3%
Cequel Communications Holdings I LLC and
Cequel Capital Corporation† 8.625%, 11/15/17	1,000,000	1,030,000
CSC Holdings, Inc. 7.875%, 02/15/18	550,000	613,937
Mediacom Broadband LLC 8.500%, 10/15/15	750,000	751,875

		2,395,812

Casino Services—0.4%
Scientific Games International, Inc. 9.250%, 06/15/19	300,000	312,000

Commercial Services & Supplies—0.4%
Covanta Holding Corporation 7.250%, 12/01/20	300,000	308,014

Construction Materials—1.1%
Headwaters, Inc. 11.375%, 11/01/14	750,000	810,938

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Schedule of Investments (continued)

	Principal	Market
	Amount	Value
Corporate Notes/Bonds (continued)
Consumer Finance—1.1%
Credit Acceptance Corporation† 9.125%, 02/01/17	$740,000	$777,000

Consumer Staples—0.1%
Regal Entertainment Group 9.125%, 08/15/18	95,000	100,700

Electrical Equipment—0.8%
Belden, Inc. 7.000%, 03/15/17	500,000	507,500
Polypore International, Inc.† 7.500%, 11/15/17	45,000	45,787

		553,287

Energy—4.1%
Concho Resources, Inc. 8.625%, 10/01/17	500,000	536,250
Copano Energy LLC 8.125%, 03/01/16	435,000	441,525
Crosstex Energy LP 8.875%, 02/15/18	275,000	288,063
Energy Transfer Equity LP 7.500%, 10/15/20	500,000	520,000
Linn Energy LLC 9.875%, 07/01/18	185,000	200,725
Niska Gas Storage US LLC† 8.875%, 03/15/18	500,000	527,500
Plains Exploration & Production Company 7.625%, 06/01/18	500,000	531,275

		3,045,338

Financial—0.9%
Penson Worldwide, Inc.† 12.500%, 05/15/17	750,000	686,250

Firearms and Ammunition—0.4%
Colt Defense LLC† 8.750%, 11/15/17	500,000	320,000

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Schedule of Investments (continued)

	Principal	Market
	Amount	Value
Corporate Notes/Bonds (continued)
Gaming—1.5%
MTR Gaming Group, Inc. 9.000%, 06/01/12	$700,000	$626,500
Yonkers Racing Corporation† 11.375%, 07/15/16	360,000	396,000

		1,022,500

Health Care Providers & Services—0.3%
Health Net, Inc. 6.375%, 06/01/17	250,000	251,250

Household Products—0.4%
Spectrum Brands Holdings, Inc.† 9.500%, 06/15/18	240,000	260,100

Industrial—0.2%
TPC Group LLC† 8.250%, 10/01/17	100,000	103,000

Internet Software & Services—0.7%
Equinix, Inc. 8.125%, 03/01/18	500,000	526,250

Life Sciences Tools & Services—1.4%
Patheon, Inc.† 8.625%, 04/15/17	1,000,000	1,010,000

Machinery—1.7%
Cleaver-Brooks, Inc.† 12.250%, 05/01/16	600,000	636,000
Thermadyne Holdings Corporation† 9.000%, 12/15/17	425,000	430,313
Trimas Corporation† 9.750%, 12/15/17	170,000	182,750

		1,249,063

Metals & Mining—1.5%
Cloud Peak Energy Resources LLC 8.500%, 12/15/19	1,000,000	1,105,000

Mortgage Banks—0.7%
Provident Funding Associates† 10.250%, 04/15/17	500,000	518,750

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Schedule of Investments (continued)

	Principal	Market
	Amount	Value
Corporate Notes/Bonds (continued)
Oil & Field Services—3.8%
Cie Generale de Geophysique 7.750%, 05/15/17	$500,000	$527,500
Complete Production Services, Inc. 8.000%, 12/15/16	780,000	803,400
Frac Tech Services LLC† 7.125%, 11/15/18	25,000	24,875
Hornbeck Offshore Services, Inc. 8.000%, 09/01/17	900,000	911,250
Offshore Group Investments Limited† 11.500%, 08/01/15	500,000	530,000

		2,797,025

Oil Refining and Marketing—0.7%
Coffeyville Resources LLC† 10.875%, 04/01/17	200,000	213,000
9.000%, 04/01/15	300,000	321,000

		534,000

Paper & Forest Products—5.4%
ABI Escrow Corporation† 10.250%, 10/15/18	750,000	785,625
Appleton Papers, Inc.† 10.500%, 06/15/15	1,000,000	985,000
P H Glatfelter 7.125%, 05/01/16	940,000	975,250
PE Paper Escrow† 12.000%, 08/01/14	250,000	287,933
U.S. Corrugated (B) 10.000%, 06/01/13	1,000,000	950,000

		3,983,808

Real Estate—1.1%
Cedar Fair LP† 9.125%, 08/01/18	750,000	802,500

Retail—1.4%
Couche-Tard US LP 7.500%, 12/15/13	500,000	509,000
See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Schedule of Investments (continued)

	Principal	Market
	Amount	Value
Corporate Notes/Bonds (continued)
Retail (continued)
Susser Holdings LLC 8.500%, 05/15/16	$500,000	$532,500

		1,041,500

Telecommunications—2.6%
Cincinnati Bell, Inc. 8.750%, 03/15/18	1,000,000	910,000
Hughes Network Systems LLC 9.500%, 04/15/14	1,000,000	1,030,000

		1,940,000

Trading Companies & Distributors—0.8%
Aircastle Limited 9.750%, 08/01/18	500,000	545,000

Transportation—1.6%
American Petroleum Tankers LLC† 10.250%, 05/01/15	750,000	774,375
Marquette Transportation Company† 10.875%, 01/15/17	400,000	406,000

		1,180,375

Utilities—4.0%
Edison Mission Energy 7.000%, 05/15/17	650,000	513,500
Elwood Energy LLC 8.159%, 07/05/26	799,396	775,414
North American Energy Alliance LLC† 10.875%, 06/01/16	400,000	446,000
Sierra Pacific Resources 8.625%, 03/15/14	750,000	774,375
Southern Star Central Corporation 6.750%, 03/01/16	350,000	351,750

		2,861,039

Wireless Equipment—0.4%
Brightstar Corporation† 9.500%, 12/01/16	300,000	303,750

Total Corporate Notes/Bonds (cost $36,143,082)		36,632,149

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Schedule of Investments (concluded)

	Number of Shares/	Market
	Written Contracts	Value
Money Market Fund—1.2% Wells Fargo Advantage Cash Investment Money Market Fund, Class I, 0.130% (E)	905,366	$905,366

Total Money Market Fund (cost $905,366)		905,366

Total Investments—127.2% (cost $88,186,319)		93,299,241

Covered Call Options Written—(0.2)% 3M Company, Expires: 12/18/10, Strike Price: $90	(100)	(1,400)
Annaly Capital Management, Inc., Expires: 12/18/10, Strike Price: $18	(529)	(20,102)
Caterpillar, Inc., Expires: 12/18/10, Strike Price: $90	(200)	(7,000)
Dow Chemical Company, Expires: 12/18/10, Strike Price: $33	(200)	(5,000)
ProLogis, Expires: 12/18/10, Strike Price: $14	(150)	(2,250)
S&P 500 Index, Expires: 12/18/10, Strike Price: $1,220	(300)	(146,100)
Southern Company, Expires: 12/18/10, Strike Price: $39	(700)	(3,500)

Total Written Options (premiums received $283,282)		(185,352)

Other Liabilities in Excess of Assets—(27.0)%		(19,791,423)

Net Assets—100.0%		$73,322,466

*	Non-income producing security.

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed liquid by management, except for Newco Star Asia Financial Limited and Star Asia Financial Limited which are illiquid, and may be resold in transactions exempt from registration normally to qualified institutions. At November 30, 2010, these securities amounted to $15,465,664, or 21.1% of net assets.

(A)	Securities considered Master Limited Partnership. At November 30, 2010, these securities amounted to $2,817,730 or 3.8% of net assets.

(B)	Securities fair valued in accordance with the Fair Value Procedures. At November 30, 2010 these securities amounted to $1,176,656 or 1.6% of net assets.

(C)	Security is illiquid. The total value of illiquid securities as of November 30, 2010 was $200,256 or 0.3% of net assets.

(D)	Security is restricted as the shares of the security are book entry shares which can not be transferred to a custodian. The acquisition date and the right to acquire date were May 19, 2010 and March 31, 2010, respectively. The total cost of this restricted security as of November 30, 2010 was $84,805 and the total value was $40,050 or 0.1% of net assets.

(E)	The rate reported is the 7-day effective yield as of November 30, 2010.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

SPDR	Standard & Poor’s Depositary Receipt

SPV	Special Purpose Vehicle
See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Statement of Assets and Liabilities
As of November 30, 2010

Assets:
Investments, at value (cost $88,186,319) (Note 1)	$93,299,241
Receivable for securities sold	233,377
Interest receivable	791,985
Dividends receivable	213,298
Prepaid expenses and other assets	22,574

Total assets	94,560,475

Liabilities:
Line of Credit (Note 4)	20,000,000
Payable for investment securities purchased	733,594
Covered call options written, at value (premiums received — $283,282) (Note 1)	185,352
Payable for investment management fees (Note 2)	65,729
Payable to custodian	30,428
Payable for administration fees (Note 2)	12,329
Accrued expenses and other liabilities	210,577

Total liabilities	21,238,009

Net Assets	$73,322,466

Net Assets Consist of:
Common Stock, $0.01 par value (authorized 100,000,000 shares)	$169,060
Additional paid-in capital	141,407,608
Accumulated net realized losses on investments and written call options	(73,465,054)
Net unrealized appreciation on investments and written call options	5,210,852

Net Assets	$73,322,466

Net Asset Value per share:
$73,322,466 ÷ 16,905,967 shares of Common Stock issued and outstanding	$4.34

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Statement of Operations
For the Year Ended
November 30, 2010

Investment Income:
Interest	$3,202,575
Dividends	1,978,657

Total investment income	5,181,232

Expenses:
Investment management fees (Note 2)	832,685
Legal fees	189,421
Commercial paper fees	178,841
Administration fees (Note 2)	150,000
Interest expense (Note 4)	287,380
Transfer agent fees	49,885
Audit fees	49,773
Custodian fees	28,464
Directors’ fees and expenses	27,000
Registration fees	23,318
Printing and shareholder reports	18,531
Insurance fees	21,918
Other operating expenses	23,915

Total operating expenses	1,881,131

Less: Investment management fees waived (Note 2)	(87,822)

Net expenses	1,793,309

Net Investment Income	3,387,923

Realized and Unrealized Gains on Investments:
Net realized gain on investments	2,670,812
Net realized gain on written call options	131,633
Change in net unrealized appreciation on investments and written call options	3,177,103

Net realized and unrealized gain on investments and written call options	5,979,548

Net Increase in Net Assets Resulting from Operations	$9,367,471

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Statement of Cash Flows
For the Year Ended
November 30, 2010

Cash flows from operating activities
Net increase in net assets from operations	$9,367,471
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of long-term portfolio investments	(49,887,228)
Proceeds from sales of long-term portfolio investments	44,005,782
Net purchase of short term portfolio investments	(57,533,374)
Net proceeds from sales of short-term portfolio investments	57,009,259
Realized gain on written call options	(131,633)
Premiums received from options written	5,427,545
Premiums paid to closed options	(5,012,902)
Amortization of premiums on investments	(15,475)
Realized gains from security transactions	(2,670,812)
Change in unrealized appreciation from security transactions and written call options	(3,177,103)
Increase in interest receivable	(131,536)
Increase in securities sold receivable	(233,377)
Increase in dividends receivable	(37,846)
Decrease in prepaid expenses and other assets	23,667
Decrease in payable for securities purchased	(114,696)
Increase in payable for investment management fees	9,480
Increase in payable to custodian	2,616
Decrease in accrued expenses and other liabilities	(50,482)

Net cash used in operating activities	(3,150,644)

Cash flows from financing activities
Cash dividends paid to shareholders	(6,897,634)
Decrease in commercial paper, at value	(9,951,722)
Increase in line of credit	20,000,000

Net cash provided by financing activities	3,150,644

Net increase in cash	—

Cash
Cash at beginning of year	—

Cash at end of year	$—

Non-cash Transactions
Interest paid	$287,380

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2010	2009
Operations:
Net investment income	$3,387,923	$3,472,300
Net realized gain (loss) on investments	2,670,812	(45,381,796)
Net realized gain on written call options	131,633	1,385,878
Change in net unrealized appreciation on investments and written call options	3,177,103	56,252,324

Net increase in net assets resulting from operations	9,367,471	15,728,706

Dividends and distributions to shareholders from:
Net investment income	(5,931,679)	(6,607,782)
Tax return of capital	(965,955)	(289,851)

Net decrease in net assets resulting from dividends and distributions	(6,897,634)	(6,897,633)

Total increase in net assets	2,469,837	8,831,073

Net Assets:
Beginning of year	70,852,629	62,021,556

End of year
(including distributions in excess of net investment income of $(0) and $(244,104), respectively)	$73,322,466	$70,852,629

See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Financial Highlights

The following per share data and ratios have
been derived from information provided in the	For the Years Ended
financial statements	November 30,
	2010	2009
Net asset value, beginning of year	$4.19	$3.67

Income/gain from investment operations: (1)
Net investment income	0.20	0.21
Net realized and unrealized gain on investment transactions and written call options	0.36	0.72

Total from investment operations	0.56	0.93

Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.39)
Tax return of capital	(0.06)	(0.02)

Total dividends and distributions	(0.41)	(0.41)

Net asset value, end of year	$4.34	$4.19

Market value, end of year	$4.23	$3.65

Total return based on: (2)
Net asset value	14.55%	29.42%

Market value	28.17%	59.14%

Ratios and supplemental data (3)
Net assets, end of year (000 omitted)	$73,322	$70,853

Total expenses including waiver of fees (5)	2.50%	2.89%
Total expenses excluding waiver of fees (5)	2.63%	3.01%
Total operating expenses including waiver of fees (4) (5)	2.07%	1.91%
Total operating expenses excluding waiver of fees (4) (5)	2.20%	2.03%
Commercial paper fees and interest expense (5)	0.43%	0.98%
Net investment income including waiver of fees (5)	4.73%	5.43%
Portfolio turnover	51%	73%
Leverage analysis:
Aggregate amount outstanding at end of year (000 omitted)	$20,000	$10,000
Average daily balance of amortized cost of commercial paper outstanding (000 omitted)	N/A	$9,960
Asset coverage per $1,000 at end of year	N/A	$7,425

(1)	Based on average shares outstanding.

(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns based on market value can be significantly greater or less than investment returns based on net asset value. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3)	Ratios are stated as a percentage of average net assets attributable to common shares.

(4)	Exclusive of commercial paper fees and interest expense.

(5)	See Supplemental Information to Financial Highlights on page 41 for ratios calculated based on managed assets.

Amounts designated as “—” are $0.
See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Financial Highlights (continued)

	For the Years Ended
	November 30,
	2008	2007
Net asset value, beginning of year	$8.16	$9.55

Income/(loss) from investment operations: (1)
Net investment income	0.56	0.80
Net realized and unrealized loss on investment transactions and written call options	(4.19)	(1.30)

Total from investment operations	(3.63)	(0.50)

Less dividends and distributions:
Dividends from net investment income	(0.59)	(0.84)
Tax return of capital	(0.27)	(0.05)

Total dividends and distributions	(0.86)	(0.89)

Net asset value, end of year	$3.67	$8.16

Market value, end of year	$2.60	$7.35

Total return based on: (2)
Net asset value	(47.75)%	(6.05)%

Market value	(58.90)%	(17.19)%

Ratios and supplemental data: (3)
Net assets, end of year (000 omitted)	$62,022	$137,953

Total expenses including waiver of fees (5)	3.47%	3.62%
Total expenses excluding waiver of fees (5)	3.62%	3.75%
Total operating expenses including waiver of fees (4) (5)	1.76%	1.56%
Total operating expenses excluding waiver of fees (4) (5)	1.91%	1.70%
Commercial paper fees and interest expense (5)	1.71%	2.06%
Net investment income including waiver of fees (5)	8.62%	8.52%
Portfolio turnover	54%	74%
Leverage analysis:
Aggregate amount outstanding at end of year (000 omitted)	$10,000	$55,000
Average daily balance of amortized cost of commercial paper outstanding (000 omitted)	$47,921	$54,790
Asset coverage per $1,000 at end of year	$15,880	$3,903

(1)	Based on average shares outstanding.

(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns based on market value can be significantly greater or less than investment returns based on net asset value. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3)	Ratios are stated as a percentage of average net assets attributable to common shares.

(4)	Exclusive of commercial paper fees and interest expense.

(5)	See Supplemental Information to Financial Highlights on page 41 for ratios calculated based on managed assets.
Amounts designated as “—” are $0.
See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Financial Highlights (concluded)

For the Year Ended
November 30,
2006
Net asset value, beginning of year	$8.65

Income/gain from investment operations: (1)
Net investment income	0.63
Net realized and unrealized gain on investment transactions and written call options	1.20

Total from investment operations	1.83

Less dividends and distributions:
Dividends from net investment income	(0.93)

Total dividends and distributions	(0.93)

Net asset value, end of year	$9.55

Market value, end of year	$9.78

Total return based on: (2)
Net asset value	22.51%

Market value	0.36%

Ratios and supplemental data: (3)
Net assets, end of year (000 omitted)	$160,613

Total expenses including waiver of fees (5)	3.55%
Total expenses excluding waiver of fees (5)	3.69%
Total operating expenses including waiver of fees (4) (5)	1.57%
Total operating expenses excluding waiver of fees (4) (5)	1.71%
Commercial paper fees and interest expense (5)	1.98%
Net investment income including waiver of fees (5)	6.96%
Portfolio turnover	96%
Leverage analysis:
Aggregate amount outstanding at end of year (000 omitted)	$55,000
Average daily balance of amortized cost of commercial paper outstanding (000 omitted)	$54,659
Asset coverage per $1,000 at end of year	$3,980

(1)	Based on average shares outstanding.

(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns based on market value can be significantly greater or less than investment returns based on net asset value. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(3)	Ratios are stated as a percentage of average net assets attributable to common shares.

(4)	Exclusive of commercial paper fees and interest expense.

(5)	See Supplemental Information to Financial Highlights on page 41 for ratios calculated based on managed assets.
Amounts designated as “—” are $0.
See Accompanying Notes to Financial Statements.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Notes to Financial Statements
Chartwell Dividend and Income Fund, Inc. (the ‘‘Fund’’) was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the ‘‘1940 Act’’), as a closed-end, diversified management investment company. Investment operations commenced on June 29, 1998. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.
Note 1. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at last bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. All securities and assets for which quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Directors (the “Board”) and implemented through a Fair Value Committee (the “Committee”) designated by the Fund’s Board.
Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, among other things: the security’s

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price.
When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the valuation approach after taking into consideration relevant information reasonably available to the Committee. For example, when a bid price is obtained from at least one independent broker, the Committee will generally use a market approach and value that security based on the price supplied by the independent broker, subject to verification of its reliability. When there is no available information from independent brokers due to the liquidity and marketability of the security, the Committee will generally attempt to communicate directly with the issuer of the security to obtain relevant financial information, including the security’s most recent net asset value. The Committee generally then determines the value of the security using net asset value as a starting point and applies any discounts/premiums deemed necessary by the Committee based on information provided by the issuer. The value of such securities valued in accordance with the foregoing methodology was $1,176,656 or 1.60% of net assets as of November 30, 2010.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
The following table sets forth information about the level within the fair value hierarchy at which the Fund’s investments were measured at November 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stock	$54,088,820	$—	$200,256	(1)	$54,289,076
Corporate Notes/Bonds	—	35,682,149	950,000	(2)	36,632,149
Exchange Traded
Fund	1,446,250	—	—		1,446,250
Preferred Stock	—	—	26,400	(1)	26,400
Money Market Fund	—	905,366	—		905,366

Total Investments in Securities	$55,535,070	$36,587,515	$1,176,656		$93,299,241

Liabilities	Level 1	Level 2	Level 3		Total
Written Options	$185,352	$—	$—		$185,352

Total Liabilities	$185,352	$—	$—		$185,352

(1)	Classified as Financial

(2)	Classified as Paper & Forest Products
The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common	Corporate	Preferred
	Stock	Notes/Bonds	Stock	Total
Beginning Balance as of 11/30/09	$471,900	$850,000	$776,000	$2,097,900
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	(342,594)	100,000	(154,363)	(396,957)
Net purchases	155,755	—	—	155,755
Net sales	(84,805)	—	(595,237)	(680,042)
Net transfers into Level 3	—	—	—	—
Net transfers out of Level 3	—	—	—	—

Ending Balance as of 11/30/10	$200,256	$950,000	$26,400	$1,176,656

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
For the year ended November 30, 2010, there have been no significant changes to the Fund’s fair value methodologies.
Cash and Money Market Funds: Idle cash may be swept into various money market funds and is classified as money market funds on the Schedule of Investments. Amounts invested are generally available on the same business day.
Written Options: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.
The Fund is permitted to write covered call options on equity securities or stock indexes. The Fund writes covered call options to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk and/or hedge to reduce individual security risk. As of November 30, 2010, the Fund had $185,352 in covered call options written representing 0.2% of the Fund’s net assets.
Dividends and Distributions: The Fund will declare and pay dividends to shareholders on a monthly basis. Net long-term capital gains, if any, in excess of capital loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions, if any, are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date.
The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund’s final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed current and accumulated earnings and profit, the excess, distributed from the Fund’s assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder’s basis. The Board reserves the right to change the aforementioned dividend policy from time to time.
Borrowings: During the reporting period, the Fund issued short-term commercial paper at a discount from par. The discount was amortized to interest expense over the life of the commercial paper using the straight-line method. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $25 million. Effective April 26, 2010, the Fund terminated its commercial paper program and borrowed $20 million pursuant to this line of credit, using $10 million to pay down the remaining outstanding commercial paper and using $10 million for investment purposes. The line of credit bears a variable interest rate equal to the 1-month LIBOR Market Index Rate plus 0.90% per annum. As of November 30, 2010, $20 million in borrowings

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
was outstanding. The borrowings under the line of credit are secured by a perfected security interest on all of the Fund’s assets, and there is a 0.10% per annum commitment fee on the unused balance.
Illiquid Securities: A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market for these securities existed. The total value of illiquid securities as of November 30, 2010 was $200,256 or 0.3% of net assets.
Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.
Federal Income Taxes: It is the Fund’s intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income or excise tax is required.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Investments in Real Estate Investment Trusts (“REITs”): With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
Investment Company Securities and Exchange-Traded Funds: The Fund may invest in shares of other registered investment companies, including exchange traded funds (“ETFs”) within the limitations prescribed by the 1940 Act. ETF

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

Note 2. Investment Management, Administration, Custodian Agreements and Other Transactions with Affiliates
The Fund has entered into an investment management agreement with Chartwell Investment Partners, (the “Manager”). The Manager manages the Fund’s portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund’s Managed Assets. ‘‘Managed Assets’’ are the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund’s Managed Assets. This waiver is voluntary and may be changed at any time.
The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the “Administrator”). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. The Fund pays a fee to the Administrator based on the Fund’s Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $150,000.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director, who is not an “affiliated person” as defined in the Act (a “Disinterested Director”), a fee of $2,000 for each regular Board Meeting attended, $750 for each special Board Meeting attended, plus $1,000 per year for audit committee members. Each Disinterested Director is reimbursed for reasonable out-of-pocket expenses associated with attending Board and Committee Meetings.
For the year ended November 30, 2010, the Fund incurred a legal expense of $189,421 for services provided by Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.
Wells Fargo Bank N.A. serves as the custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
Note 3. Purchase and Sales of Investments
For the year ended November 30, 2010, purchases and sales of investments, excluding short-term investments, totaled $49,887,228 and $44,005,782, respectively.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
The following table summarizes the Fund’s call options written for the year ended November 30, 2010:

	Number of
	Contracts	Premiums
Outstanding at November 30, 2009	1,695	$137,078
Options written	55,829	5,427,545
Options expired	(29,420)	(2,133,536)
Options exercised	(2,237)	(136,806)
Options closed	(23,688)	(3,010,999)

Outstanding at November 30, 2010	2,179	$283,282

Note 4. Line of Credit
Effective with the commercial paper maturity date of April 26, 2010, the Fund terminated the commercial paper program. The Fund utilized a line of credit arrangement to pay down the $10,000,000 commercial paper outstanding and to borrow an additional $10,000,000 for investment purposes, bringing the total leverage as of November 30, 2010 to $20,000,000, with an average interest rate of 1.15%. The line of credit is collateralized by all assets held by the Fund and bears a variable interest rate equal to the 1-month LIBOR Market Index Rate plus 0.90% per annum. For the year ended November 30, 2010, the Fund had $287,380 in Interest Expense, representing $127,903 from the commercial paper program and $159,477 from the line of credit.
Note 5. Capital Stock
There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,905,967 shares of common stock outstanding at November 30, 2010, the Manager owned 26,524 shares.
For the year ended November 30, 2010 and the year ended November 30, 2009, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.
Note 6. Market and Credit Risks
The Fund may invest in high yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody’s. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund’s portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Note 7. Federal Tax Information
In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund. These differences, which may result in distribution reclassifications, are primarily due to ordinary gain from the sale of master limited partnerships, return of capital and expiration of capital loss carryover. As of November 30, 2010, the Fund recorded the following reclassifications to increase (decrease) the accounts below:

Undistributed	Accumulated	Additional
Net Investment	Realized	Paid-in
Income/(Loss)	Gain/Loss	Capital
$2,787,860	$27,656,560	$(30,444,420)
The tax character of dividends and distributions paid during the last two fiscal years were as follows:

	Ordinary	Return
	Income	of Capital	Totals
2010	$5,931,679	$965,955	$6,897,634
2009	6,607,782	289,851	6,897,633
As of November 30, 2010, the components of Accumulated Losses were as follows:

Capital loss carryforwards	$(68,614,292)
Net unrealized appreciation	360,085
Other temporary differences	5

Total accumulated losses	$(68,254,202)

Post-October losses represent losses realized on investment transactions from November 1, 2010 through November 30, 2010, that in accordance with federal income tax regulations the Fund may elect to defer or treat as having arisen in the following fiscal year.
The following summarizes the capital loss carryforwards as of November 30, 2010. These capital loss carryforwards are available to offset future net capital gains.

Expiring in Fiscal Year	Amount
2011	$771,608
2014	103,382
2016	16,849,903
2017	50,889,399

Total capital loss carryforwards	$68,614,292

During the year ended November 30, 2010, the Fund utilized $2,414,338 of the capital loss carryforwards to offset capital gains, $28,119,006 of the capital loss carryforward expired in the current year.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
The Federal tax cost as well as the aggregate gross unrealized appreciation and depreciation on investments excluding written options held by the Fund at November 30, 2010, were as follows:

Federal Tax Cost	$93,037,086

Aggregate Gross Unrealized Appreciation	6,167,476
Aggregate Gross Unrealized Depreciation	(5,905,321)

Net Unrealized Appreciation	$262,155

Note 8. Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of November 30, 2010. However, the following are details relating to subsequent events that have occurred since November 30, 2010:
The Board of the Fund declared the following dividends:

Declaration Date	Ex-Date	Record Date	Payable Date	Dividend Rate
December 1, 2010	December 21, 2010	December 23, 2010	December 31, 2010	$0.034
January 3, 2011	January 18, 2011	January 20, 2011	January 31, 2011	0.034
On January 4, 2011, the Fund filed a definitive proxy statement for special meetings of shareholders to be held on January 31, 2011, to seek approval of a new investment management agreement between the Fund and Bexil Advisers, LLC and the election of a new slate of directors consisting of individuals who currently serve on the boards of various registered funds sponsored by affiliates of Bexil Advisers.
Note 9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Supplemental Information to Financial Highlights
The following table provides the income and expense ratios that were reported in the financial highlights section of the Fund’s annual reports for the most recent five fiscal years ended November 30. All income and expense ratios below are calculated as a percentage of average managed assets, which includes the Fund’s total assets minus the sum of the Fund’s liabilities, excluding debt related to leveraging short-term debt and the aggregate liquidation preference of any outstanding preferred stock.
Income and Expense Ratios Calculated Based on Managed Assets
For the Years Ended November 30,

	2010	2009	2008	2007	2006
Total expenses including waiver of fees	2.04%	2.50%	2.41%	2.69%	2.59%
Total expenses excluding waiver of fees	2.14%	2.60%	2.51%	2.79%	2.68%
Total operating expenses including waiver of fees	1.69%	1.66%	1.22%	1.15%	1.13%
Total operating expenses excluding waiver of fees	1.79%	1.76%	1.32%	1.26%	1.24%
Commercial paper fees and interest expense	0.35%	0.85%	1.19%	1.53%	1.44%
Net investment income including waiver of fees	3.86%	4.71%	5.97%	6.33%	5.07%

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders
Chartwell Dividend and Income Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Chartwell Dividend and Income Fund, Inc. (the Fund) as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chartwell Dividend and Income Fund, Inc. at November 30, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
January 28, 2011

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Automatic Dividend Reinvestment Plan (unaudited)
Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by BNY Mellon, prior to July 1, 2010 known as PNC Global Investment Servicing, as agent for shareholders in administering the Plan (the “Plan Agent”). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BNY Mellon, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BNY Mellon, as dividend paying agent, at the address set forth below.
Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.
Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.
In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the “ex-dividend” basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.
There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with reinvestment of dividends.
The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.
Federal Tax Information (unaudited)
Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2010.
Additional Information (unaudited)
During the period, there have been no material changes in the Fund’s investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund’s charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no material changes in the principal risk factors associated with investment in the Fund.
Effects of Leverage (unaudited)
As of November 30, 2010, the Fund utilized a line of credit to borrow $20 million at a variable interest rate equal to 1.15% per annum and a 0.10% per annum commitment fee on the $5 million unused balance. The Fund must experience an annual return of 0.26% to cover interest payments and commitment fees on the line of credit.
The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to common Stockholder	(13.19)%	(6.76)%	(0.34)%	6.09%	12.52%

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
(unaudited)
Assumes $70 million assets attributable to common shareholders; $20 million aggregate leverage with an average interest rate of 1.15%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.
How to Obtain a Copy of the Fund’s Quarterly Schedule of Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at (866) 585-6552; (ii) on the Fund’s website at www.chartwellip.com; and (iii) on the SEC’s website at http://www.sec.gov.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Chartwell Board Considerations Relating to Approval of New Investment Management Agreement (unaudited)
On November 9, 2010, the Board of Directors of the Fund approved a new investment management agreement (the “Agreement”) between the Fund and Bexil Advisers LLC (“Bexil Advisers”) to replace Chartwell Partners as the investment adviser to the Fund. During its consideration of the Agreement over the course of five meetings, the Board received detailed information provided by Bexil Advisers and Chartwell Partners responsive to requests by the Board and the Fund’s independent counsel for certain information to assist the Board in its consideration of the Agreement and a memorandum from the Fund’s independent counsel on the Board’s duties and responsibilities in considering approval of the Agreement.
Based on the information provided, the Board, including all of the Independent Directors, considered, among other things: (i) the nature, extent and quality of Bexil Advisers’ services to be provided to the Fund; (ii) the experience and qualifications of the proposed portfolio management team; (iii) Bexil Advisers’ investment philosophy and process; (iv) Bexil Advisers’ and its affiliated companies’ organizational structures; (v) assets under management, client descriptions and performance record for each of the investment strategies currently managed by one or more members of the proposed portfolio management team; (vi) Bexil Advisers’ affiliates’ most recent annual compliance summary; (vii) Bexil Advisers’ Form ADV; (viii) its soft dollar commission, broker selection and best execution philosophy; (ix) the proposed advisory fee arrangement and contractual fee waiver with the Fund and current advisory fee arrangements with the other registered investment companies advised by affiliates of Bexil Advisers (collectively referred to as the “Bexil Investment Company Complex”); (x) information compiled by Lipper Inc., an independent provider of investment company data, and a chart prepared by Bexil Advisers comparing the performance, advisory fee and expense ratio of the Fund and each of the funds in the Bexil Investment Company Complex to those of their peer groups; (xi) Bexil Advisers’ financial information and estimated profitability analysis related to providing advisory services to the Fund; (xii) any compensation and other possible benefits to Bexil Advisers that would arise from its advisory and other relationships with the Fund; (xiii) Bexil Advisers’ estimated pro forma Fund expense analysis and the extent to which economies of scale are relevant to the Fund; (xiv) the assessment of the Fund’s Chief Compliance Officer (“CCO”) of Bexil Advisers’ compliance policies and procedures; (xv) the due diligence review conducted by Chartwell Partners and the Fund’s CCO’s (who is also Chartwell Partners’ CCO) assessment of the results of that review; and (xvi) the comparison of the terms of the Current Agreement and the Agreement.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
The Board considered, among other factors, the services provided to the Fund under the current investment advisory agreement with Chartwell Partners and the structure of the Agreement. The Board reviewed the fees payable under both agreements and noted that the contractual fees payable under both agreements are the same. The Board also considered that while Chartwell Partners currently voluntarily waives .10% of its advisory fee annually, Bexil Advisers will contractually agree to waive, for at least two years, up to .10% of its advisory fee annually to the extent that the ratio stated as a percentage of the Fund’s direct operating expenses (the Fund’s total operating expenses (excluding commercial paper fees and interest expense, borrowing interest and fees, brokerage commissions, taxes, fees and expenses of investing in other investment companies, and extraordinary expenses)) (“Direct Operating Expenses”) to the Fund’s managed assets exceeds the annual rate of the lesser of (1) 1.58% or (2) the ratio stated as a percentage set forth in the Financial Highlights of the Fund’s audited annual report for the year ending November 30, 2010 in the line entitled “Total operating expenses including waiver of fee;” restated as a percentage of managed assets. The Board also considered that while the advisory fees paid by the funds in the Bexil Investment Company Complex to Bexil Advisers’ affiliates are in some instances higher and in other instances lower than the Agreement, Bexil Advisers has advised that none of those funds are managed with Chartwell Partners’ investment style. The Board also considered the potential for a reduction in the Fund’s Direct Operating Expenses that Bexil anticipates may result by reducing certain fixed costs of the Fund and through economies of scale that could be achieved by having certain common costs allocated over the Bexil Investment Company Complex, as shown in Bexil’s estimated pro forma Fund expense analysis, provided to the Board and to be included in the proxy statement dated January 4, 2011. Bexil Advisers has informed the Board that those savings may be achievable over time through the use of vendors servicing the Bexil Investment Company Complex. However, the Board noted that there is no assurance that the Fund will achieve the expected cost savings or economies of scale. The Board noted that the Fund will indirectly bear its pro rata portion of advisory fees and operating expenses of other investment companies (“Acquired Fund Fees and Expenses”) greater than the amount shown in Bexil’s estimated pro forma Fund expense analysis, to the extent that the Fund further invests in other closed-end funds, which will reduce the expected cost savings over time. The Board considered that the anticipated investment in closed-end funds and the additional Acquired Fund Fees and Expenses are reasonable in relation to the proposed investment advisory fee. The Board further considered the efforts of Chartwell Partners to reduce the expenses of the Fund and recognized that, as a stand-alone fund that is not part of an investment company complex, it has been difficult for the Fund to achieve the economies of scale and cost savings that being part of a fund group, such as the Bexil Investment Company Complex, potentially could provide.
The Board considered the investment advisory experience of the personnel at Bexil Advisers who would be managing the Fund’s investments. If the Agreement was approved, the daily portfolio management of the Fund would

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
be provided by the Investment Policy Committee of Bexil Advisers, consisting of Thomas B. Winmill as Chairman, Bassett S. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Heidi Keating as Vice President-Trading. The Board noted that although Bexil Advisers is a newly organized investment adviser, it shares executive, portfolio management and operational staff with CEF Advisers and Midas Management, two registered investment advisers that are affiliates of Bexil Advisers. The Board noted that through CEF Advisers and Midas Management, the Fund’s proposed portfolio management team currently provides investment advisory services to two investment companies, the Global Income Fund, a closed-end fund with net assets of $35 million as of September 30, 2010 and Midas Perpetual Portfolio, an open-end fund with net assets of $9 million as of September 30, 2010. In addition to managing these two funds, Thomas Winmill manages the Midas Fund, an open-end fund with net assets of $118 million as of September 30, 2010, and Bassett Winmill manages Midas Special Fund, an open-end fund with net assets of $11 million as of September 30, 2010, and Foxby Corp., a closed-end fund with net assets of $4 million as of September 30, 2010.
The Board also considered the experience of the portfolio managers in managing the types of securities held in the Fund’s portfolio. Most of the funds in the Bexil Investment Company Complex may invest directly in high yield fixed income securities, although only one such fund is currently so invested. Bexil Advisers stated that it intends for the Fund to invest in high yield fixed income securities indirectly through gradual investment in other closed-end funds. The Board considered that the proposed portfolio management team utilizes a similar strategy of investing in closed-end funds with Global Income Fund, which has a similar investment objective as the Fund, and noted that, based on the information provided by Bexil Advisers, the net asset value and market performance of this fund for the one-, three-, five- and ten-year periods through September 30, 2010 was better than that of the Fund. The Board noted that while the Fund achieves its investment objective by investing in both equities and fixed income securities, Global Income Fund invests in fixed income securities and closed-end funds, so the performance comparisons are not equivalent. The Board also considered that in order to facilitate the transition, Chartwell Partners has agreed to provide Bexil Advisers, at its request, and at no cost to the Fund, research and consulting services with respect to the management of the Fund, primarily relating to Chartwell Partners’ working knowledge of the securities in the Fund’s portfolio and the design of the Fund’s investment strategy and managed distribution policy for a period that is the longer of (i) three months after the Closing or (ii) the first date after the Closing when less than 10% of the Fund’s total assets (computed by reference to the Fund’s fair market valuations) are invested in below-investment grade corporate debt obligations rated “Ba1” or lower by Moody’s Investors Service, Inc. or “BB+” or lower by Standard and Poor’s Ratings Group, provided that nothing in the agreement requires Chartwell Partners to provide Bexil Advisers with any such services if and to the extent the provision of such services would, in the good faith judgment of

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Chartwell Partners, cause Chartwell Partners to be deemed an “investment adviser” or “subadviser” to the Fund within the meaning of the 1940 Act. The Board considered that other than gradually investing in closed-end funds in lieu of high yield fixed income securities, Bexil Advisers represented to the Board that it does not plan to change the Fund’s investment objectives, policies or general strategies. In addition, the Board considered Bexil Advisers’ representation that, subject to its fiduciary duty, it will not recommend that the successor board of directors change the Fund’s managed distribution policy absent a material change in conditions or circumstances.
The Board further considered the impact the proposed change in investment managers would likely have on shareholders of the Fund. The Board focused on the costs associated with the transition of investment management services and the representations of Chartwell Partners and Bexil Advisers that all costs and expenses incurred by the Fund in connection with the transfer of investment management services to Bexil Advisers, including the proxy solicitation, would be borne by Chartwell Partners, Bexil Advisers and Bexil Corporation, Bexil Advisers’ parent company. The Board considered the report and assessment provided on the due diligence conducted by Chartwell Partners’ and the Fund’s CCO of Bexil Advisers and its affiliated companies, and Bexil Advisers’ representations regarding its commitments to shareholder services, as well as compliance oversight. The Board also considered that the two closed-end funds in the Bexil Investment Company Complex had been voluntarily delisted from the American Stock Exchange. The Board considered Mr. Winmill’s explanations for that action and Bexil Advisers’ representation that, subject to its fiduciary duty, it will not recommend to the Fund’s successor board of directors to delist the Fund from the New York Stock Exchange absent a material change in conditions or circumstances. The Board considered the Fund’s CCO’s assessment of the results of prior regulatory examinations, and Bexil and its affiliated companies’ relations with their shareholders.
The Board also considered pending class action claims brought by minority shareholders against Bexil Corporation (“Bexil”) and its directors, including Thomas Winmill and Bassett Winmill. In the case of Steven Bronson et al. vs. Bexil Corp., et al., filed in December 2009 and currently pending in the Circuit Court for the City of Baltimore, Maryland, the plaintiffs seek to dissolve Bexil and obtain the full 2008 book value plus interest for their shares based on the allegation, among others, that Bexil does not conduct any substantive business activities. The plaintiffs also seek $12 million in damages, plus attorneys’ fees and costs for breaches of fiduciary duty by all of the Bexil directors, including Thomas Winmill and Bassett Winmill, in both their capacities as shareholders and as directors, arising from certain actions and inactions in implementing and overseeing Bexil policies and plans that allegedly benefitted the defendants personally to the detriment of minority shareholders. Bexil has advanced litigation expenses to all defendants and Bexil and Thomas Winmill have informed the Board that they believe the lawsuit is without merit and are vigorously defending all claims.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
The Board also considered pending class action and derivative claims brought by a minority shareholder of Winmill & Co. Incorporated (“Winmill”), an affiliate of Bexil, against Winmill’s directors, including Thomas Winmill and Bassett Winmill. In the case of Ravenswood Investment Company, L.P., v. Bassett Winmill, et. al., filed in April 2008 and currently pending in the Delaware Court of Chancery, the plaintiff alleges breaches of fiduciary duty by the Winmill directors with respect to certain actions, including the adoption and implementation of stock option and share buyback plans and the sale of certain Bexil assets for the defendants’ and other insiders’ benefit to the detriment of the minority shareholders and Winmill. The complaint seeks unspecified damages, litigation expenses and other unspecified relief. The Board has been informed by Winmill, Bexil and Thomas Winmill that they believe the lawsuit is without merit and they are defending all claims vigorously. The same shareholder has also filed a lawsuit to compel Winmill to produce certain company records. The Board has been informed by Thomas Winmill that although Winmill intends to provide certain records, he believes that the lawsuit is without merit and the defendants intend to otherwise defend all claims vigorously.
None of these suits have named Bexil Advisers, any fund in the Bexil Investment Company Complex or any of their independent directors as defendants. The Board considered the assessment by Bexil Advisers, Chartwell Partners and the Fund’s CCO of the merits of these pending actions, and their expectation that these matters would not have a material impact on the ability of Bexil Advisers to manage the Fund. There is, however, no assurance that Bexil, Winmill, or its respective directors, including Thomas Winmill or Bassett Winmill, will be successful or that the outcome of the litigation will not have a material adverse impact on the ability of Bexil Advisers to manage the Fund.
Based on its review and evaluation of these and other factors, the Board, and all of the Independent Directors, unanimously determined that the terms of the Agreement are fair and reasonable. The Board unanimously approved the submission of the Agreement to the Fund’s shareholders for approval at a special meeting of shareholders to be held on January 31, 2011.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Director and Officer Information (unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors and the Fund’s officers appointed by the Board of Directors. The tables below present information about each Director and officer of the Fund as of the date of this Annual Report. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of Directors in which the vacancy occurred and until their
Directors of the Fund

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
and Age	the Fund	Time Served
DISINTERESTED DIRECTORS

C. Warren Ormerod 74 yrs. old	Director	Term Expires 2012 (Since 2001)

Marie D. Fairchild, CPA/ABV 57 yrs. old	Director	Term Expires 2011 (Since 2008)

Kenneth F. Herlihy 81 yrs. old	Director	Term Expires 2012 (Since 1998)

INTERESTED DIRECTORS*

Winthrop S. Jessup 65 yrs. old	Director, Chairman and President	Term Expires 2011 (Since 1998)

Bernard P. Schaffer 66 yrs. old	Director and Vice President	Term Expires 2013 (Since 1998)

*	These directors are considered to be “interested persons” of the Fund as defined in the 1940 Act because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
successors have been duly elected and qualified. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Unless otherwise noted, the business address of each Officer and Director is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

	Number of
	Portfolios
	in the Fund
Principal Occupation(s)	Complex Overseen	Other Directorships
During Past 5 Years	by Director	Held by Board Member
Chairman and Managing Director, NorthStar Asset Management (since 2000). Managing Partner, Stratton Management Company (1992-2000).	1	None

Shareholder, Ragone, Lacatena Fairchild & Beppel, P.C. (Certified Public Accounting Firm).	1	None

Sculptor, who has worked independently since his retirement from the mutual fund industry in 1987.	1	None

Limited Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997); Managing Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (1997-2005), Director and Chief Executive Officer, Rigel Capital LLC (investment adviser) (2009-2010).	1	Georgia Banking Company (since 1998).

Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner of Chartwell G.P., Inc. (since 1997).	1	None

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Director and Officer Information (unaudited) (continued)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
and Age	the Fund	Time Served
OFFICERS OF THE FUND

Winthrop S. Jessup 65 yrs. old	Chairman of the Board, President and Director	(Since 1998)

Bernard P. Schaffer 66 yrs. old	Vice President and Director	(Since 1998)

Kevin A. Melich 68 yrs. old	Vice President	(Since 1998)

Timothy J. Riddle 55 yrs. old	Vice President	(Since 1998)

G. Gregory Hagar 42 yrs. old	Vice President and Treasurer, Chief Financial Officer and Chief Compliance Officer	(Since 1998) (Since 2004)

Andrew S. Toburen 39 yrs. old	Vice President	(Since 2003)

Michael P. Malloy 51 yrs. old One Logan Square Suite 2000 Philadelphia, Pennsylvania 19103	Secretary	(Since 1998)

Maria E. Pollack 65 yrs. old	Assistant Secretary	(Since 1998)

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010

Principal Occupation(s)
During Past 5 Years
Limited Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997); Managing Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (1997-2005); Director and Chief Executive Officer, Rigel Capital LLC (investment adviser) (2009-2010).

Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner of Chartwell G.P., Inc. (since 1997).

Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (since 1997).

Managing Partner of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. (since 1997).

Managing Partner (since 2007), Chief Financial Officer (since 1997) and Chief Compliance Officer (since 2004) of Chartwell Investment Partners, L.P.

Fixed Income Portfolio Manager for Chartwell Investment Partners, L.P. (since 1999).

Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).

Director of Client Administration for Chartwell Investment Partners, L.P. (since 1997).

C H A R T W E L L

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Notes to Shareholders (Unaudited)
For shareholders that do not have a November 30, 2010 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2010, the Fund is designating the following items with regard to distributions paid during the year.

	Ordinary				Qualifying	Interest
	Income	Return	Total	Qualifying	Dividend	Related
	Distributions	of Capital	Distributions	Dividends(1)	Income(2)	Dividends(3)
Chartwell Dividend and Income Fund, Inc.	86.00%	14.00%	100.00%	39.49%	39.45%	57.72%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of Net Investment Income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

C H A R T W E L L

Notes

Notes

Notes

Chartwell Dividend and Income Fund, Inc.	November 30, 2010
Directors
Winthrop S. Jessup, Chairman
Marie D. Fairchild
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer
Officers
Winthrop S. Jessup, President
G. Gregory Hagar, Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary
Investment Manager
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312
Administrator
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Custodian
Wells Fargo Bank, NA
733 Marquette Avenue
Minneapolis, MN 55479
Transfer Agent
BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027
Independent Registered Public Accounting Firm
Ernst & Young, LLP
2001 Market Street, Suite 4000
Philadelphia, PA 19103
Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103
This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.
Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. The investment adviser’s commentaries included in this report contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. A copy of Registrant’s code is filed herewith.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that Registrant has an audit committee financial expert serving on its Audit Committee. The audit committee financial expert serving the Registrant’s Audit Committee is Marie D. Fairchild, CPA/ABV, who is “independent” as defined in Item 3(a)(2) of this form.
Item 4. Principal Accountant Fees and Services.
Fees billed by Registrant’s principal accountant related to the Registrant.
Registrant’s principal accountant billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

		2010			2009
		All fees and services to the Registrant	All non-audit services to the Registrant’s service affiliates that were pre-approved by the Registrant’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.	Description of Services	All fees and services to the Registrant	All non-audit services to the Registrant’s service affiliates that were pre-approved by the Registrant’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.	Description of Services

(a)	Audit Fees	$49,000	N/A	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.	$46,000	N/A	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A

(c)	Tax Fees	$6,600	$0	Tax fees include fees for review of the Registrant’s federal, excise and state tax returns.	$6,600	$0	Tax fees include fees for review of the Registrant’s federal, excise and state tax returns.

(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

(e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee or its Chairman approves an a case-by-case basis each audit or non-audit service before the engagement.
(e)(2) 0%, 0% and 0%, respectively, of the audit-related fees, tax fees and other fees listed in the table above were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0%, 0% and 0%, respectively, of the audit related, fees, tax fees and other fees to the Registrant’s service affiliates listed in the table above were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees and services billed by the Registrant’s principal accountant for services rendered to the Registrant and the Registrant’s investment adviser for the Registrant’s fiscal year ended November 30, 2010 and the fiscal year ended November 30, 2009 were $123,525 and $127,850, respectively.
(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with Registrant’s investment adviser that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The committee members are: Kenneth F. Herlihy, C. Warren Ormerod and Marie D. Fairchild.
(b) Not applicable
Item 6. Schedule of Investments
(a) Schedules of Investment in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Chartwell Investment Partners, L.P. (the “Adviser”), subject to the general oversight by the Registrant’s Board of Directors. The Registrant expects the Adviser to vote proxies related to the Registrant’s portfolio securities for which it has voting authority consistent with the Registrant’s best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures which address, among other things, conflicts of interests that may arise between the interests of the Registrant and the interests of the Adviser and its affiliates. The Adviser’s Proxy Voting Policies and Procedures is includes as an Exhibit hereto.

CHARTWELL INVESTMENT PARTNERS
Proxy Voting Policies and Procedures
Adopted April 11, 1997
As Amended February, 2010
Purpose. Chartwell Investment Partners (“Chartwell”) has adopted these Proxy Voting Policies and Procedures (“Policies”) to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.
Scope. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.
Guiding Principles. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell’s evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell’s clients will be the primary factor governing Chartwell’s proxy voting decisions.
Use of Independent Proxy Voting Service. Chartwell has retained RiskMetrics Group, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on RiskMetrics Group’s (RMG — formerly ISS) analyses and recommendations and generally gives instructions to RMG to vote proxies in accordance with RMG’s recommendations, unless Chartwell reaches a different conclusion than RMG about how a particular matter should be voted. RMG’s proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell’s clients to vote proxies as recommended by RMG, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client’s securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).
Administration of Policies. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm’s compliance and operations departments. The Committee’s responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by RMG or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell’s Proxy Voting Guidelines or with the recommendations of RMG or another independent proxy voting service retained by Chartwell.
Conflicts of Interest. It is Chartwell’s policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell’s interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.
Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell’s annual advisory revenue.
Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 — 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition. Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).
In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will not make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., “for” or “against” the proposal. Where the Policies provide that the voting decision will be made on a “case-by-case” basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of RMG or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.
When Chartwell Does Not Vote Proxies. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client’s account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client’s securities lending program and are unavailable to vote.
Proxy Voting Guidelines
Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

1. Routine/Miscellaneous
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business”.
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
Vote FOR proposals to change the corporate name.
Change Date, Time or Location of Annual Meeting
Vote FOR management proposals to change the date, time and/or location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date, time and/or location of the annual meeting unless the current scheduling or location is unreasonable.
Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.
Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability on a CASE BY CASE BASIS. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement — the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.
WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Audit-Related
Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement — the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.
WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
Shareholder Proposals Limiting Non-Audit Services
Vote CASE BY CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Shareholder Proposals on Audit Firm Rotation
Vote CASE BY CASE on shareholder proposals asking for audit firm rotation, taking into account
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:
•	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

•	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to vote sufficient time and resources to oversight of the company.

•	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

•	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e., serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.
Board Accountability
Problematic Takeover Defenses
Vote WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered on a CASE-BY-CASE basis), if:
•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against/ withhold every year until this feature is removed;

•	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-BY-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill’s adoption relative to the date of the next meeting of shareholders — i.e., whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally, vote AGAINST or WITTHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

[1]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company or its shareholders to pursue legitimate legal recourse against the audit firm.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:
•	Poor accounting practices are identified that rise to the level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining wither WITHHOLD/AGAINST votes are warranted.
Problematic Compensation Practices
Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Other Problematic Governance Practices
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
-	A classified board structure;
-	A supermajority vote requirement;
-	Majority vote standard for director elections with no carve out for contested elections;
-	The inability for shareholders to call special meetings;
-	The inability for shareholders to act by written consent;
-	A dual-class structure; and/or
-	A non-shareholder-approved poison pill.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members or the entire board due to:
•	Material failures of governance, stewardship or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis), if:

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/ against vote.
Director Independence
Vote WITHHOLD/AGAINST inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation or nominating;
•	The company lacks an audit, compensation or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
•	The board is less than majority independent.
Director Competence
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
-	Degree to which absences were due to an unavoidable conflict;
-	Pattern of absenteeism; and
-	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.
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2010 Classification of Directors
1. Inside Director (I)
     1.1. Employee of the company or one of its affiliates i;
     Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”) ii.
2. Affiliated Outside Director (AO)
     2.1. Board attestation that an outside director is not independent;
Former CEO
2.2. Former CEO of the company iii, iv.
2.3. Former CEO of an acquired company within the past five years iv.
2.4. Former interim CEO if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim CEO’s employment agreement will be made v;
Non-CEO Executives
2.5. Former Section 16 officer ii of the company, an affiliatei or an acquired firm within the past five years.
2.6. Section 16 officerii of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7. Section 16 officerii, former Section 16 officer, general or limited partner of a joint venture or partnership with the company.
Family Members
2.8. Immediate family membervi of a current or former Section 16 officerii of the company or its affiliatesi within the last five years.
2.9. Immediate family membervi of a current employee of company or its affiliatesi where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).
Transactional, Professional, Financial, and Charitable Relationships
2.10. Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliatei of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
     2.11. Is (or an immediate family member vi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliatei of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
     2.12. Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesi (excluding investments in the company through a private placement).
     2.13. Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesi (excluding investments in the company through a private placement).
     2.14. Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesi.
     Other Relationships
     2.15. Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
     2.16. Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committeex.
     2.17. Founderxi of the company but not currently an employee.
     2.18. Any materialxii relationship with the company.
3. Independent Outside Director (IO)
     3.1. No materialxii connection to the company other than a board seat.
Footnotes:

[i]	“Affiliate” includes a subsidiary, sibling company or parent company. RMG uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii	“Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology and accounting officers of a company (including the president, treasurer, secretary, controller or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g., corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv	When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, RMG will generally classify such directors as independent unless determined otherwise, taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v]	RMG will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. RMG will also consider if a formal search process was underway for a full-time CEO at the time.

vi	“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer or significant shareholder of the company.

vii	Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision making and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services; educational services and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship.

“Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii	A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to or receives annual payments from another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/AMEX listing standards. In the case of a company which follows neither of the preceding standards, RMG will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction.)

ix	Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement will generally be classified as independent unless determined otherwise, taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there are any conflicting relationships or related party transactions.

[x]	Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi	The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause RMG to deem the founder as an independent outsider.

xii	For purposes of RMG’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
*****

Board-Related Management Proposals
Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.
Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.
Director and Officer Indemnification and Liability Protection
Vote CASE BY CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
•	If only the director’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
Vote CASE BY CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Majority Vote Threshold for Director Elections
Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.
Term Limits
Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.
Board-Related Shareholder Proposals/Initiatives
Age Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.
Annual Election (Declassification) of the Board
Vote FOR shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.
Cumulative Voting
Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure[3] to allow shareholders to nominate directors to the company’s ballot; and
•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).
Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

[3]	Similar structure would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management’s nominees, and their bios are included in management’s proxy.
Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:
•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•	The scope and structure of the proposal.
Establishment of Board Committees Shareholder Proposals
Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:
•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought);
•	Level of disclosure regarding the issue for which board oversight is sought;
•	Company performance related to the issue for which board oversight is sought;
•	Board committee structure compared to that of other companies in its industry sector; and/or
•	The scope and structure of the proposal.

Establishment of Board Policy on Shareholder Engagement
Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/ process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•	The company has an independent chairman or a lead director, according to RMG’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
(Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing governance structure:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
-	approves information sent to the board;
-	approves meeting agendas for the board;
-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All independent key committees;
•	Established governance guidelines;
•	A company in the Russell 3000 universe must have not exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one- and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	egregious compensation practices;
-	multiple related-party transactions or other issues putting director independence at risk;
-	corporate and/or management scandals;
-	excessive problematic corporate governance provisions; or
-	flagrant actions by management or the board with potential or realized negative impacts on shareholders.
Majority of Independent Directors/Establishment of Independent Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG’s definition of independent outsider. (See Categorization of Directors.)
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need not be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:
•	The ownership threshold proposed in the resolution;
•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
Proxy Contests — Voting for Director Nominees in Contested Elections
Vote CASE BY CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.
Require More Nominees than Open Seats
Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
Term Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.
Vote No Campaigns
In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly-available information.

3. Shareholder Rights & Defenses
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submitted window is the period under which a shareholder must file his proposal/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Reimbursing Proxy Solicitation Expenses
Vote CASE BY CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred after the adoption of this bylaw.
Reincorporation Proposals
Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporating;
•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Shareholder Ability to Act by Written Consent
Vote AGAINST management and shareholder proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent taking into account the following factors:
•	Shareholders’ current right to act by written consent;
•	Consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of and management’s response to previous shareholder proposals.
Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholder ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of and management’s response to previous shareholder proposals.
Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:
•	Ownership structure;
•	Quorum requirements; and
•	Supermajority vote requirements.
4. Capital
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Past Board Performance;
o	The company’s use of authorized shares during the last three years;

o	One- and three-year total shareholder return; and

o	The board’s governance structure and practices;
•	The Current Request:
o	Disclosure in the proxy statement of the specific reasons for the proposed increase;

o	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

o	Risks to shareholders of not approving the request.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Past Board Performance:
o	The company’s use of authorized preferred shares during the last three years;

o	One- and three-year total shareholder return; and

o	The board’s governance structure and practices;
•	The Current Request:
o	Disclosure in the proxy statement of specific reasons for the proposed increase;

o	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

o	Whether the shares requested are blank check preferred shares, and whether they are declawed.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.
Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities) taking into account the following:
•	More simplified capital structure;
•	Enhanced liquidity;
•	Fairness of conversion terms;
•	Impact on voting power and dividends;
•	Reasons for the reclassification;
•	Conflicts of interest; and
•	Other alternatives considered.
Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increase calculated using the Capital Structure model.
Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•	Adverse governance changes;
•	Excessive increases in authorized capital stock;
•	Unfair method of distribution;
•	Diminution of voting rights;
•	Adverse conversion features;
•	Negative impact on stock option plans; and

•	Alternatives such as spin-offs.
Restructuring
Appraisal Rights
Vote FOR proposals to restore or provide shareholders with rights of appraisal.
Asset Purchases
Vote CASE BY CASE on asset purchase proposals, considering the following factors:
•	Purchase price;
•	Fairness opinion;
•	Financial and strategic benefits;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives for the business;
•	Non-completion risk.
Asset Sales
Vote CASE BY CASE on asset sales, considering the following factors:
•	Impact on the balance sheet/working capital;
•	Potential elimination of diseconomies;
•	Anticipated financial and operating benefits;
•	Anticipated use of funds;
•	Value received for the asset;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest.
Bundled Proposals
Vote CASE BY CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
Vote CASE BY CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
•	Dilution to existing shareholders’ position;
•	Terms of the offer;
•	Financial issues;
•	Management’s efforts to pursue other alternatives;
•	Control issues;
•	Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
•	The reasons for the change;
•	Any financial or tax benefits;
•	Regulatory benefits;
•	Increases in capital structure;
•	Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);
•	Adverse changes in shareholder rights.
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Vote CASE-BY-CASE on going private transactions, taking into account the following:
•	Offer price/premium;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives/offers considered; and
•	Non-completion risk.
Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity and market research of the stock);
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
-	Are all shareholders able to participate in the transaction?
-	Will there be a liquid market for remaining shareholders following the transaction?
-	Does the company have strong corporate governance?
-	Will insiders reap the gains of control following the proposed transactions?
-	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives;
•	Noncompletion risk.
Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and
•	The compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the largest shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Plans of Reorganization (Bankruptcy)
Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
•	Estimated value and financial prospects of the reorganized company;
•	Percentage ownership of current shareholders in the reorganized company;
•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•	The cause of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•	Existence of a superior alternative to the plan of reorganization; and
•	Governance of the reorganized company.
Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
1.	Dilution to existing shareholders’ position.
-	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.
2.	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
-	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.
-	When evaluating the magnitude of a private placement discount or premium, considerations will be whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.
3.	Financial issues include but are not limited to examining the following:
-	Company’s financial situation;
-	Degree of need for capital;
-	Use of proceeds;
-	Effect of the financing on the company’s cost of capital;
-	Current and proposed cash burn rate; and
-	Going concern viability and the state of the capital and credit markets.
4.	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
5.	Control issues:
-	Change in management;
-	Change in control;
-	Guaranteed board and committee seats;
-	Standstill provisions;
-	Voting agreements;
-	Veto power over certain corporate actions. Minority versus majority ownership and corresponding minority discount or majority control premium.
6.	Conflicts of interest
-	Conflicts of interest should be viewed from the perspective of the company and the investor.
-	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
7.	Market reaction
-	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
Special Purpose Acquisition Corporations (SPACs)
Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:
•	Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
•	Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
•	Deal timing — A main drive for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction and potential conflicts of interest for deals that are announced close to the liquidation date.
•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•	Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party, or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be a sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
•	Voting agreements — Are the sponsors entering into any voting agreements/tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?
•	Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
•	Tax and regulatory advantages;
•	Planned use of the sale proceeds;
•	Valuation of spin-off;
•	Fairness opinion;
•	Benefits to the parent company;
•	Conflicts of interest;
•	Managerial incentives;
•	Corporate governance changes;
•	Changes in the capital structure.
Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management;
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	Whether company is actively exploring its strategic options, including retaining a financial advisor.
5. Compensation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience and a sound process for compensation decision-making (e.g., including access to independent expertise and advise when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation — Management Proposals (Management Say-on-Pay)
Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal, if:
•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;
•	The board exhibits poor communication and responsiveness to shareholders.
Voting Alternatives
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices — dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.
Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.), to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and
•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices and pay-for-performance disconnects.
Primary Evaluation Factors for Executive Pay
Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder’s perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.
Focus on companies with sustained underperformance relative to peers, considering the following key factors:
•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long-term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.
Problematic Pay Practices
The focus on executive compensation practices that contravene the global principles, including:
•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options backdating.
Non-Performance-Based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including the guaranteed pay and excessive or inappropriate non-performance-based pay elements.
While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:
•	Multi-year guarantees for salary increases, non-performance-based bonuses and equity compensation;
•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;
•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;
•	Change-in-control payments exceeding three times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);
•	Tax reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc. (see also excise tax gross-ups above);
•	Dividends or dividend equivalents paid on unvested performance shares or units;
•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or
•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
•	Guaranteed bonuses;
•	A single performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants going forward.
A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.
Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:
•	Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process;
-	Retrospective performance targets and methodology not discussed;
-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
•	Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Equity-Based and Other Incentive Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
•	The CEO is a participant in the proposed equity-based compensation plan, and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three-year burn rate exceeds the greater of 2% or the mean plus 1 standard deviation of its industry group;
•	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
•	The plan is a vehicle for problematic pay practices.
Each of these factors is further described below:
Cost of Equity Plans
Generally vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).
The cost of the equity plans is expressed as Shareholder Value Transfer (SVG), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value and includes the new shares proposed, shares available under existing plans and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.
The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.
Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST or WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option exchange program by buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST plans for companies whose average three-year burn rate exceeds the greater of (1) the mean plus one standard deviation of the company’s GICS group segmented by Russell 3000 Index and non-Russell 3000 index the following Burn Rate Table); or (2) two percent of weighted common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.
The annual burn rate is calculated as follows:
Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)
However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.
For the December 1, 2009 and future quarterly data downloads, RMG will use the 200-day volatility for the shareholder value transfer and burn rate policies. We will also use the 200-day average stock price for the shareholder value transfer policy.

Burn Rate Table for 2010
Russell 3000
Non-Russell 3000

			Standard	Mean +		Standard	Mean+
GICS	Description	Mean	Deviation	STDEV	Mean	Deviation	STDEV
1010	Energy	1.07%	1.08%	2.14%	2.04%	2.26%	4.30%
1510	Materials	0.94%	0.68%	1.63%	1.97%	2.57%	4.54%
2010	Capital Goods	1.10%	0.85%	1.95%	2.07%	2.62%	4.69%
2020	Commercial Services & Supplies	1.67%	1.23%	2.89%	1.82%	1.71%	3.53%
2030	Transportation	1.20%	0.93%	2.13%	1.36%	0.95%	2.31%
2510	Automobiles & Components	1.36%	1.63%	2.99%	1.36%	1.63%	2.99%
2520	Consumer Durables & Apparel	1.76%	1.21%	2.97%	1.56%	1.81%	3.37%
2530	Hotels Restaurants & Leisure	1.69%	1.11%	2.80%	1.52%	1.65%	3.17%
2540	Media	1.36%	0.93%	2.28%	2.14%	1.88%	4.03%
2550	Retailing	1.69%	1.41%	3.10%	2.19%	1.82%	4.01%
3010, 3020,3030	Food & Staples Retailing	1.25%	1.67%	2.92%	1.52%	1.65%	3.17%
3510	Health Care Equipment & Services	2.19%	1.46%	3.65%	3.77%	4.16%	7.92%
3520	Pharmaceuticals & Biotechnology	3.19%	1.97%	5.16%	4.52%	4.05%	8.58%
4010	Banks	1.02%	1.04%	2.05%	0.81%	1.31%	2.12%
4020	Diversified Financials	2.21%	2.94%	5.15%	4.25%	4.05%	8.30%
4030	Insurance	1.07%	0.94%	2.02%	1.03%	1.28%	2.31%
4040	Real Estate	0.56%	0.49%	1.04%	0.99%	2.14%	3.13%
4510	Software & Services	3.15%	2.32%	5.47%	4.32%	3.26%	7.58%
4520	Technology Hardware & Equipment	2.60%	2.18%	4.79%	3.32%	3.76%	7.08%
4530	Semiconductors & Semiconductor Equipment	2.94%	1.88%	4.82%	4.33%	2.98%	7.31%
5010	Telecommunication Services	1.30%	1.20%	2.50%	2.63%	2.45%	5.08%
5510	Utilities	0.41%	0.39%	0.80%	0.76%	0.88%	1.64%
For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value aware will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Pay-for-Performance — Impact on Equity Plans
If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking into consideration:
•	Magnitude of pay increase/decrease in the last fiscal year;
•	Source of pay increase (cash or equity); and
•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.
     See Pay-for-Performance discussion under Executive Pay Evaluation for further details.
Liberal Definition of Change-in-Control
Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions or similar language.
Problematic Pay Practices
If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.
Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERs transfer more shareholder equity to employees and non-employee directors, and this cost should be captured.
Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees toward their plan reserve.
Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Option Overhang Cost
Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:
▪	Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.
▪	Overhang disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:
-	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

-	The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;
-	The general vesting provisions of options grants; and
-	The distribution of outstanding option grants with respect to the named executive officers;
▪	Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and
▪	Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.
Other Compensation Proposals and Policies
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.
Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all of the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employer’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s classification of director independence.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in the money” over the near term;
•	Rationale for the repricing—was the stock price decline beyond management’s control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Options vesting—does the new option vest immediately, or is there a black-out period?
•	Term of the option—the term should remain the same as that of the replaced option;
•	Exercise price—should be set at fair market or a premium to market;
•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-BY-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.
Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, RMG will not make any adjustments to carve out the in-lieu-of-cash compensation.
Transfer Stock Options (TSO Programs
One-time Transfers: Vote AGAINST or WITHHOLD votes from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;
•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but are not limited, to the following:
•	Eligibility;
•	Vesting;
•	Bid-price;
•	Term of options;
•	Cost of the program and impact of the TSOs on company’s total option expense;
•	Option repricing policy.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Equity Plans for Non-Employee Directors
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
▪	Director stock ownership guidelines with a minimum of three times the annual cash retainer;
▪	Vesting schedule or mandatory holding/deferral period:
-	A minimum vesting of three years for stock options or restricted stock; or
-	Deferred stock payable at the end of a three-year deferral period.
▪	Mix between cash and equity:
-	A balanced mix of cash and equity, for example, 40% cash/60% equity or 50% cash/50% equity; or
-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
▪	No retirement/benefits and perquisites provided to non-employee directors; and
▪	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on Pay)
Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Compensation Consultants—Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:
•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above-target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.
Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	An executive may not trade in company stock outside the 10b5-1 Plan;
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses
Vote on a CASE-BY-CASE basis on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is in line with the clawback provision in the Troubled Asset Relief program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:
•	If the company has adopted a formal recoupment bonus policy;
•	If the company has chronic restatement history or material financial problems; or
•	If the company’s policy substantially addresses the concerns raised by the proponent.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or
-	A holding period requirement coupled with a significant long-term ownership requirement, or
-	A meaningful retention ratio.
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity
Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered a poor pay practice under RMG policy and may even result in withheld votes from compensation committee members. The second component of this proposal — related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into consideration regarding this policy:
•	The company’s current treatment of equity in change-of-control situations (i.e., is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares);
•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
Tax Gross-Up Proposals
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
6. Social/Environmental Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Animal Welfare
Animal Testing
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at industry peers; or
•	There are recent, significant fines or litigation related to the company’s treatment of animals.
Animal Welfare Policies
Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance;
•	The company’s standards are comparable to or better than those of industry peers; and
•	There are no recent, significant fines or litigation related to the company’s treatment of animals.
Controlled Atmosphere Killing (CAK)
Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.
Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.
Consumer Issues
Genetically Modified Ingredients
Generally, vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;
•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
Generally vote AGAINST proposals seeking a report on the social, health and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that may outweigh the economic benefits derived from biotechnology.
Consumer Lending
Vote CASE-BY-CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
•	Whether the company has adequately disclosed the financial risks of the lending products in question;
•	Whether the company has been subject to violations of lending laws or serious lending controversies;
•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing, Access to Medicines and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate/report on its product pricing policies or its access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;
•	The existing disclosure of relevant policies;
•	Deviation from established industry norms;
•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
•	Whether the proposal focuses on specific products or geographic regions; and
•	The potential cost and scope of the requested report.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Product Safety and Toxic/Hazardous Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:
•	The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;
•	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;
•	Current regulations in the markets in which the company operates; and
•	Recent significant controversy, litigation or fines stemming from toxic/hazardous materials at the company.
•	Generally vote AGAINST resolutions requiring that a company reformulate its products.
Tobacco
Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:
•	Recent related fines, controversies, or significant litigation;
•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
•	Whether the company’s advertising restrictions deviate from those of industry peers;
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
•	Whether restrictions on marketing to youth extend to foreign countries.
Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering:

•	Whether the company complies with all laws and regulations;
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;
•	The risk of any health-related liabilities.
Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.
Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.
Diversity
Board Diversity
Generally vote FOR reports on the company’s efforts to diversify the board, unless:
•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:
•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•	The level of gender and racial minority representation that exists at the company’s industry peers;
•	The company’s established process for addressing gender and racial minority board representation;
•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•	The independence of the company’s nominating committee;
•	The company uses an outside search firm to identify potential director nominees; and
•	Whether the company has had recent controversies, fines or litigation regarding equal employment practices.
Equality of Opportunity
Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:
•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;
•	The company already publicly discloses comprehensive workforce diversity data; and
•	The company has no recent EEO-related violations or litigation.
Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administrative burden on the company.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change and the Environment
Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:
•	The company already provides current, publicly-available information on the perceived impact that climate change may have on the company, as well as associated policies and procedures to address such risks and/or opportunities;
•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant controversies, fines, penalties or litigation associated with the company’s environmental performance.
Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and
•	The company publicly discloses company and supplier farm environmental performance data; or
•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.
Energy Efficiency
Generally vote FOR proposals requesting a company report on its comprehensive energy efficiency policies, unless:
•	The company complies with applicable energy efficiency regulations and laws and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets and performance measures; or
•	The proponent requests adoption of specific energy efficiency goals within specific timelines.
Facility and Operational Safety/Security
Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:
•	The company’s compliance with applicable regulations and guidelines;
•	The company’s current level of disclosure regarding its security and safety policies, procedures and compliance monitoring; and
•	The existence of recent, significant violations, fines or controversy regarding the safety and security of the company’s operations and/or facilities.
Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless:
•	The company already provides current, publicly-available information on the impacts that greenhouse gas emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant controversies, fines, penalties or litigation associated with the company’s greenhouse gas emissions.
Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific timeframe;
•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent significant violations, fines, litigation or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology; and

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations;
Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:
•	Operations in the specified regions are not permitted by current laws or regulations;
•	The company does not currently have operations or plans to develop operations in these protected regions; or
•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.
Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business;
•	The extent that peer companies are recycling;
•	The timetable prescribed by the proposal and the costs and methods of implementation;
•	Whether the company has a poor environmental track record, such as violations of applicable regulations.
Renewable Energy
Generally vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.
Generally, vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.
General Corporate Issues
Charitable Contributions
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.
Environmental, Social and Governance (ESG) Compensation-Related Proposals
Generally vote AGAINST proposals to report on linking executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance or predatory lending) as the practice of linking executive compensation and such criteria is currently the exception rather than the norm, and there appears to be a lack of widely-accepted standards regarding the implementation of effective linkages between executive compensation and corporate non-financial performance. However, the following factors will be considered:
•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
•	The company’s current level of disclosure regarding its environmental and social performance.
Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees. The value of the information sought by such proposals is unclear.

Health Pandemics
Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/ AIDS, Malaria, Tuberculosis and Avian Flu) on the company’s operations and how the company is responding to the situation, taking into account:
•	The scope of the company’s operations in the affected/relevant area(s);
•	The company’s existing healthcare policies, including benefits and healthcare access; and
•	Company donations to relevant healthcare providers.
Vote AGAINST proposals asking companies to establish, implement and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines or litigation surrounding a company’s public policy activities;
•	The company’s current level of disclosure on lobbying strategy; and
•	The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
International Issues, Labor Issues, and Human Rights
Community Social and Environmental Impact Assessments
Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:
•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•	The impact of regulatory non-compliance, litigation, remediation or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
•	The nature, purpose and scope of the company’s operations in the specific region(s);
•	The degree to which company policies and procedures are consistent with industry norms; and
•	Scope of the resolution.
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Internet Privacy and Censorship
Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:
•	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship and government monitoring of the Internet;
•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
•	The level of controversy or litigation related to the company’s international human rights policies and procedures.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent significant company controversies, fines or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.
MacBride Principles
Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:
•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;
•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;
•	Failure to implement the MacBride principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride principles; or
•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

Nuclear and Depleted Uranium Weapons
Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.
Operations in High Risk Markets
Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:
•	The nature, purpose and scope of the operations and business involved that could be affected by social or political disruption;
•	Current disclosure of applicable risk assessment(s) and risk management procedures;
•	Compliance with U. S. sanctions and laws;
•	Consideration of other international policies, standards, and laws; and
•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operation in “high risk” markets.
Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
•	Controversies surrounding operations in the relevant market(s);
•	The value of the requested report to shareholders;
•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
•	The company’s existing human rights standards relative to industry peers.
Sustainability
Sustainability Reporting
Generally, vote FOR proposals requesting the company to report on policies, initiatives and oversight mechanisms related to social, economic and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health and Safety (EHS) report, a comprehensive Code of Corporate Conduct and/or a Diversity Report; or
•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified timeframe.
7. Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
•	Past performance relative to its peers;
•	Market in which fund invests;
•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors;
•	Experience and skills of director candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment.
Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
•	Proposed and current fee schedules;
•	Fund category/investment objective;
•	Performance benchmarks;
•	Share price performance as compared with peers;
•	Resulting fees relative to peers;
•	Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes;
1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
•	Potential competitiveness;
•	Regulatory developments;
•	Current and potential returns; and
•	Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes to not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	The fund’s target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.
Change in Fund’s Subclassification
Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;
•	Current and potential returns;
•	Risk of concentration;
•	Consolidation in target industry.
Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.
Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
•	The degree of change implied by the proposal;
•	The efficiencies that could result;
•	The state of incorporation;
•	Regulatory standards and implications.
Vote AGAINST any of the following changes:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;
•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements.
•	Removal of shareholder approval requirement to change the domicile of the fund.
Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.
Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
•	Fees charged to comparably-sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.
Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.
Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;
•	Performance of both funds;
•	Continuity of management personnel;
•	Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
•	Performance of the fund’s Net Asset Value (NAV);
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) Portfolio Manager
As of the filing date of this report, the Chartwell Dividend and Income Fund is managed by Bernard P. Schaffer of Chartwell Investment Partners, LP. Mr. Schaffer works with three Senior Portfolio Managers, Andrew S. Toburen, Paul A. Matlack, and Christine F. Williams. These individuals are responsible for the fixed income securities in the portfolio, while Mr. Schaffer is responsible for the equity securities in the portfolio, overall portfolio construction, and has the ability to override any decision made by the other portfolio managers.
Bernard P. Schaffer, a Managing Partner and Senior Portfolio Manager of Chartwell Investment Partners since 1997, is the Head Portfolio Manager of Chartwell Dividend and Income Fund. He earned a Bachelor’s degree in Economics from Villanova University and an MBA from the University of Pennsylvania’s Wharton School. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing institutional accounts in the value style. Prior to joining Delaware, he was a Senior Vice President at Prudential Securities. Mr. Schaffer has 39 years of professional experience.
Andrew S. Toburen, a Principal and Senior Portfolio Manager of Chartwell Investment Partners since 1999, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. He earned a Bachelor’s degree in Economics from Yale University and an MBA from Cornell University’s Johnson School of Management. He holds the Chartered Financial Analyst designation. From 1994 to 1997 he was part of a team managing high yield corporate bond assets for Nomura Corporate Research and Asset Management, Inc. Mr. Toburen is a member of the CFA Institute and the CFA Society of Philadelphia, and has 16 years of professional experience.
Paul A. Matlack, a Principal and Senior Portfolio Manager of Chartwell Investment Partners since 2003, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. He earned a Bachelor’s degree in International Relations from the University of Pennsylvania and an MBA in Finance from George Washington University. He holds the Chartered Financial Analyst designation. Prior to joining Chartwell, Mr. Matlack was a Senior Portfolio Manager for Turner Investment Partners. Mr. Matlack is a member of the CFA Institute and the CFA Society of Philadelphia, and has 25 years of professional experience.

Christine F. Williams, a Partner and Senior Portfolio Manager of Chartwell Investment Partners since 1997, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. She earned a Bachelor’s degree in Economics from the University of Delaware and an MBA in Finance from St. Joseph’s University. Prior to joining Chartwell, Ms. Williams was an Assistant Vice President, Fixed Income at Meridian Investment Company from 1990 to 1997 where she was part of the fixed income team. She began her career as a research analyst with Merrill Lynch. Ms. Williams is a member of the CFA Institute and the CFA Society of Philadelphia, and has 22 years of professional experience.
(a)(2) Other Accounts Managed
As of the most recently completed fiscal year end (November 30, 2010), the following table summarizes the other investment activities of each portfolio manager.

				# of Accounts	Total Assets
				Managed that	where
		Total		Advisory Fee	Advisory Fee
Name of Portfolio		# of		is Based on	is Based on
Manager or Team		Accounts		Performance	Performance
Member	Type of Accounts	Managed	Total Assets	of the Account	of the Account
1. Bernard P. Schaffer	Registered Investment Companies:	1	$255 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	13	$164 million	0	$0

2. Andrew S. Toburen	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$65 million	1	$65 million
	Other Accounts:	63	$1,183 million	0	$0

3. Paul A. Matlack	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$65 million	1	$65 million
	Other Accounts:	63	$1,183 million	0	$0

4. Christine F. Williams	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$65 million	1	$65 million
	Other Accounts:	63	$1,183 million	0	$0
Chartwell Investment Partners (“Chartwell”) acts as an adviser to both investment companies registered under the Investment Company Act of 1940 (“registered funds”) and other clients (“investment accounts”). When registered funds and investment accounts are managed side-by-side, Chartwell personnel are to strictly follow the policies and procedures outlined in Chartwell’s Compliance Manual and Code of Ethics to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. The policies, procedures, and controls in place are monitored by Chartwell’s Compliance Department to identify any potential conflicts of interest and to effectively mitigate any such conflicts.
(a)(3) Portfolio Manager Compensation
As of the most recently completed fiscal year end (November 30, 2010), the compensation paid to Chartwell portfolio managers consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell’s retirement plan.
A portfolio manager’s fixed base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary.
Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark for both 1 year and 3 year periods. The S&P 500 Index and Merrill Lynch High Yield Cash Pay Index are used as benchmarks for Chartwell Dividend and Income Fund. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.
Ownership distributions are paid to a portfolio manager based on the portfolio manager’s ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.
A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.
(a)(4)Equity Securities in the Registrant
The table below identifies ownership in Chartwell Dividend and Income Fund by each portfolio manager as of November 30, 2010:

Portfolio Manager	Ownership Range
Bernard P. Schaffer	$10,000-$50,000
Andrew S. Toburen	None
Paul A. Matlack	None
Christine F. Williams	None

(b)	Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K in its proxy statement filed with the Commission on January 4, 2011.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as EX-99Cert.
(a)(3) Not applicable.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as EX-99.906Cert.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chartwell Dividend and Income Fund, Inc.

By (Signature and Title)*	/s/ Winthrop S. Jessup
Winthrop S. Jessup, President
(Principal Executive Officer)

Date: February 1, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Winthrop S. Jessup
Winthrop S. Jessup, President (Principal Executive Officer)

Date: February 1, 2011

By (Signature and Title)*	/s/ G. Gregory Hagar G. Gregory Hagar, Vice President and CFO (Principal Financial Officer)

Date: February 1, 2011

*	Print the name and title of each signing officer under his or her signature.